Exhibit 99.1
VERTRUE INCORPORATED
ADOPTS STOCKHOLDER PROTECTION RIGHTS AGREEMENT
          NORWALK, Conn. – July 6, 2007 — The Board of Directors of Vertrue Incorporated (NASDAQ: VTRU) (“Vertrue”) on July 3, 2007 adopted a Stockholder Protection Rights Agreement and declared a dividend of one Right on each outstanding share of Vertrue’s Common Stock. The dividend will be payable in accordance with the terms of the Rights Agreement.
          The Rights Agreement was adopted to deter abusive takeover tactics that can be used to deprive Vertrue’s stockholders of the full value of their investment in Vertrue.
          Until the earlier of (i) Vertrue’s announcing that a person or group has acquired 15% or more of the outstanding shares of Vertrue’s Common Stock (an “Acquiring Person”) or the date and time on which any Acquiring Person has acquired more than 25% of the outstanding shares of Vertrue’s Common Stock (in either case, the “Flip-in Date”) or (ii) the tenth business day (or such earlier or later date as Vertrue’s Board of Directors may decide) after any person or group commences a tender offer that will result in such person or group owning 15% or more of the outstanding shares of Vertrue’s Common Stock, the Rights will be evidenced by the Common Stock certificates, will automatically trade with the Common Stock and will not be exercisable. Thereafter, separate Rights certificates will be distributed and each Right will entitle its holder to purchase one one-hundredth of a share of Vertrue’s Participating Preferred Stock having economic and voting terms similar to those of one share of Vertrue’s Common Stock for an exercise price of $240.00.
          Any stockholder beneficially owning 15% or more of the outstanding shares of Vertrue’s Common Stock at the time of adoption (including Brencourt) is grandfathered under the terms of the Rights Agreement, until such time as such stockholder acquires any additional shares of Vertrue’s Common Stock.
          Upon 10 business days after (or such earlier or later date as Vertrue’s Board of Directors may decide) the occurrence of the Flip-in Date, each Right (other than Rights beneficially owned by any Acquiring Person or transferees thereof, which Rights become void) will entitle its holder to purchase, for the exercise price, a number of shares of Vertrue’s Common Stock having a market value of twice the exercise price. Also, if after an Acquiring Person controls Vertrue’s Board of Directors or is the owner of 90% or more of Vertrue’s Common Stock, Vertrue is involved in a consolidation, merger or statutory share exchange or sells more than 50% of its assets or earning power (or has entered an agreement to do any of the foregoing) and, in the case of a consolidation, merger or statutory share exchange, the Acquiring Person will receive different treatment than all other stockholders, each Right will entitle its holder to purchase, for the exercise price, a number of shares of capital stock of the Acquiring Person having a market value of twice the exercise price. If any person or group acquires between 15% and 50% of Vertrue’s Common Stock, Vertrue’s Board of Directors may, at its option, exchange one share of Vertrue’s Common Stock for each Right.
          The Rights may be redeemed by Vertrue’s Board of Directors for $0.001 per Right prior to the Flip-in Date.
          The Rights Agreement is not intended to and will not prevent a takeover of Vertrue at a full and fair price. However, the Rights may cause substantial dilution to a person or group that acquires 15% or more of the shares of Vertrue’s Common Stock unless the Rights are first redeemed by Vertrue’s Board of Directors. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of Vertrue and its stockholders because the Rights can be redeemed prior to a triggering event. The Rights Agreement does not in any way weaken Vertrue’s financial strength or interfere with its business plans. The issuance of the Rights has no dilutive effect, will not affect reported earnings per share, is not taxable to Vertrue or its stockholders and will not change the way in which Vertrue shares are traded.
          A letter to stockholders regarding the Rights Agreement and a summary of certain terms of the Rights Agreement will be mailed to Vertrue’s stockholders.
ABOUT VERTRUE
          Vertrue is a publicly held company whose shares are listed on the NASDAQ under the ticker symbol VTRU. Vertrue is a premier Internet direct marketing services company. Vertrue operates a diverse group of marketing businesses that share a unified mission: to provide every consumer with access to direct-to-consumer savings across its five vertical markets of healthcare, personal property, security/insurance, discounts and personals, which are all offered online through a set of diverse Internet marketing channels. Our principal executive offices are located at 20 Glover Avenue, Norwalk, Connecticut 06850, and our telephone number is (203) 324-7635.
FORWARD-LOOKING STATEMENTS
          Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vertrue to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with the timing of and costs of financing commitments, general competitive factors and regulatory developments. More detailed information about these risks, uncertainties and other factors is set forth in Vertrue’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006 of Vertrue and in its Quarterly Report on Form 10-Q

for the fiscal quarter ended March 31, 2007. Risks and uncertainties relating to the proposed Merger (as defined below) include the ability of the parties to the Agreement and Plan of Merger, dated as of March 22, 2007 (the “Merger Agreement”), by and among Vertrue, Velo Holdings Inc. and Velo Acquisition Inc. to satisfy the conditions to closing specified in the Merger Agreement. Vertrue is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements.
IMPORTANT ADDITIONAL INFORMATION REGARDING THE MERGER
          In connection with the proposed merger of Velo Acquisition Inc. with and into Vertrue (the “Merger”) pursuant to the Merger Agreement, Vertrue has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 12, 2007. BEFORE MAKING ANY VOTING DECISION, VERTRUE’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES THERETO. Copies of such proxy statement have been mailed to record holders of the shares of Vertrue’s common stock. Vertrue’s stockholders may obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed by Vertrue with the SEC from the SEC’s website at http://www.sec.gov. Vertrue’s stockholders may also obtain, without charge, a copy of the definitive proxy statement and other relevant documents by directing a request by mail or telephone to Vertrue Incorporated, Attn. Legal Department, 20 Glover Avenue, Norwalk, CT 06850, telephone: (203) 324-7635, or from Vertrue’s website, http://www.vertrue.com.
          Vertrue and its directors, officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Vertrue’s stockholders with respect to the proposed Merger. Information concerning the interests of Vertrue’s directors and executive officers and their ownership of shares of Vertrue’s common stock is set forth in the definitive proxy statement for the special meeting of Vertrue’s stockholders, which was filed with the SEC on June 12, 2007. Stockholders may obtain additional information regarding the interests of Vertrue and its directors and executive officers in the Merger, which may be different than those of Vertrue’s stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the Merger, previously filed with the SEC.
          For additional information, contact:
          Gary A. Johnson (203) 324-7635